Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 14, 2003 relating to the financial statements, which appears in SIGA Technologies, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 2002. We also consent to the references to us under the heading "Experts" in such Registration Statement.

                                                /s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
April 15, 2003